UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

Wireless Telecom Group, Inc.

(Exact name of Registrant as specified in its charter)

New Jersey	001-11916	22-2582295
(State of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

25 Eastmans Road, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

(973) 386-9696

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	WTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 2, 2023, Wireless Telecom Group, Inc. (“WTT” or the “Company”) held a special meeting of shareholders to consider certain proposals related to the Agreement and Plan of Merger, dated as of May 24, 2023, as amended (the “Merger Agreement”) with Maury Microwave, Inc., a Delaware corporation (“Maury”), and Troy Merger Sub, Inc., a New Jersey corporation wholly-owned by Maury (“Merger Sub”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into WTT (the “Merger”), with WTT continuing as the surviving corporation and a wholly-owned subsidiary of Maury. A quorum was present at the special meeting.

The following matters were voted on:

Proposal 1 – A proposal to approve the Merger Agreement.

Proposal 2 – A proposal to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to WTT’s named executive officers in connection with the Merger and contemplated by the Merger Agreement.

Proposal 3 – A proposal to approve one or more adjournments of the special meeting of shareholders, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the special meeting to constitute a quorum or to approve the proposal to approve the Merger Agreement.

The shareholders voted to approve each of Proposal 1, Proposal 2 and Proposal 3, and the final voting results for each proposal were as follows:

Proposal 1:

For	Against	Abstain	Broker Non-Vote
12,252,999	912,827	5,822	0

Proposal 2:

For	Against	Abstain	Broker Non-Vote
10,614,277	1,456,559	1,100,812	0

Proposal 3:

For	Against	Abstain	Broker Non-Vote
12,624,302	398,734	148,612	0

Item 8.01	Other Events

On August 2, 2023, WTT issued a press release announcing approval of the Merger Agreement by WTT’s shareholders. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Wireless Telecom Group, Inc., dated as of August 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2023	WIRELESS TELECOM GROUP, INC.

	By:	/s/ Michael Kandell
	Name:	Michael Kandell
	Title:	Chief Financial Officer